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                                                                   EXHIBIT 10.21

                            UNIDIRECT CORPORATION
                        OUTSOURCING SERVICES AGREEMENT

          This Outsourcing Services Agreement ("Agreement") is entered as of July 21, 1997 ("Effective Date") by and between UniDirect Corporation ("UniDirect"), a California corporation, with its principal place of business at 1800 Greenhills Road, Suite 201, Scotts Valley, California 95066, and FTP Software, Inc. ("FTP"), a Massachusetts corporation, with its principal place of business at 100 Brickstone Square, Fifth Floor, Andover, Massachusetts 01810.

                                   AGREEMENT
                                   ---------
          In consideration of the mutual covenants contained in this Agreement and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties agree as follows:

          1.   Definitions.
               -----------

          a. "Business Unit" shall mean FTP'S VIP Network(TM) Applications Business Unit, through which copies of Products, including Support Services and Subscription Services, are sold.

          b. "FTP Gross Sales" shall mean the Business Unit's gross sales in the Territory of Subscription Services, Support Services and Upgrades.

          c. "Net Sales" shall mean UniDirect's gross sales made pursuant to this Agreement less all applicable discounts actually given and returns actually made.

          d. "Products" shall mean, collectively, all software products, Support Services and Subscription Services offered by the Business Unit for commercial sale as of the Effective Date or during the term of this Agreement.

          e. "Retail Prices" shall mean the prices for the Subscription Services, Support Services and Upgrades as set forth on Attachment A hereto. FTP
                                                        ------------
may amend the Retail Prices from time to time by attaching an amended Attachment
                                                                      ----------
A and providing such amended attachment to UniDirect, such amendment to be
-
effective thirty (30) days after UniDirect's receipt thereof.

          f. "Subscription Services" shall mean Business Unit Product update services whereby the purchaser shall receive from FTP, or an authorized FTP agent, during the period specified therein, all new versions of the Products including major releases (including, without limitation, incremented version numbers to the left of a decimal point), minor releases (i.e., incremented version numbers to the right of a decimal point), all new or previously released versions of
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the Product for different computer platforms (i.e., different hardware and system software) and eligibility to participate in certain promotional offers made by FTP (i.e., any upgrade promotions for new FTP products).

          g. "Support Services" shall mean Business Unit Product support services whereby the purchaser is entitled to receive from FTP, or an authorized FTP agent, for the period specified therein and during FTP's normal business hours, technical assistance for the Products. Such support shall be available by telephone, U.S. mail, electronic mail and fax.

          h.   "Territory" shall mean the United States and Canada.

          i. "Upgrade" shall mean a one-time Product upgrade whereby the purchaser shall receive from FTP, or an authorized FTP agent, all new versions of the Products made commercially available by FTP as of the Effective Date including major releases (including, without limitation, incremented version numbers to the left of a decimal point), minor releases (i.e., incremented version numbers to the right of a decimal point), all new or previously released versions of the Product for different computer platforms (i.e., different hardware and system software) and eligibility to participate in certain then effective promotional offers made by FTP (i.e., any upgrade promotion for new FTP products).

          2.   Outsourcing Services.
               ---------------------

          a. FTP hereby grants to UniDirect for the term of this Agreement, and UniDirect accepts, a non-sublicenseable, non-assignable, non-transferable appointment and license to market, sell and distribute Support Services, Subscription Services and Upgrades to end users of the Products.

          b. Beginning thirty (30) days after the Outsource Start Date, the license granted by FTP to UniDirect in Section 2.a above shall be exclusive with regard to all sales during the term of this Agreement of Support Services and Subscription Services which do not occur upon the initial Product license grants. Such license is non-exclusive with regard to all other sales. During the thirty (30) days described above, the parties will work in good faith to transition the outsource services described herein and UniDirect will receive from FTP payment for the full value of UniDirect's fulfillment discount (as set forth in Section 4 below) for all FTP sales pursuant to this Section 2.b which, following such thirty (30) day period, would have been within UniDirect's exclusive rights hereunder.

          c. UniDirect will use its best efforts to successfully market (including, without limitation, maintaining a well-staffed and Product educated sales force, adequate inventory and prompt creation of appropriate promotional materials), sell and distribute the Support Services, Subscription Services and Upgrades on a continuing basis and to comply with good business practices,

                                       2
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industry standards and all laws and regulations relevant to this Agreement or the subject matter hereof.

          d. The Support Services, Subscription Services and Upgrades shall be in every way identical to the support services, subscription services and upgrades made commercially available by the Business Unit to its customers for the software Products.

          e. FTP acknowledges and agrees that the Support Services and Subscription Services sold by UniDirect to end user customer hereunder contain certain terms and conditions between FTP and an end user customer upon such customer's acceptance thereof. FTP agrees to honor and be bound by the terms and conditions of all such agreements.

          3.   FTP Software Services.
               ---------------------

          a. FTP hereby grants, and UniDirect accepts, a non-exclusive, non-sublicenseable, non-assignable, non-transferable, personal, royalty-free license to use FTP's trademarks, service marks, logos and the trade name "FTP Software" (collectively the "Marks") in connection with the outsourcing services performed by UniDirect hereunder in accordance with the license terms set forth in this Section 3. UniDirect shall submit all materials bearing the Marks, including without limitation, advertisements, promotional materials and invoices, to FTP for review and written approval prior to initial release, which approval shall not be unreasonably withheld or delayed. UniDirect shall initially perform the services described in this Agreement using the name "FTP Software Services" ("FTPSS"). UniDirect shall not use any marks confusingly similar to the Marks during or after the term of this Agreement. It is the parties' intention that UniDirect will begin performance hereunder as FTPSS six
(6) weeks following the Effective Date, or the earliest commercially reasonable date, if later (hereinafter, the date on which UniDirect begins its outsourcing performance as FTPSS shall be referred to as the "Outsource Start Date")).

          b. (i) UniDirect shall comply with reasonable standards regarding the Marks supplied to UniDirect by FTP from time to time in order to maintain the quality set by, and under the control of, FTP. At FTP's request, UniDirect shall provide FTP with samples and specimens of all materials bearing the Marks for FTP's inspection. UniDirect acknowledges FTP's representation of its ownership of the Marks, agrees that UniDirect shall do nothing inconsistent with such ownership and agrees that all use of the Marks shall inure to the benefit of FTP. UniDirect agrees that neither by virtue of this Agreement nor performance contemplated hereunder does UniDirect acquire any rights, title, or interest in or to the Marks other than the license granted in this Section 3. UniDirect shall not attack FTP's title to the Marks. Upon termination or expiration of this Agreement, the license granted in this section shall terminate and UniDirect shall immediately

                                       3
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discontinue all use of the Marks including, without limitation, within
UniDirect's catalog, not later than UniDirect's next printing of its catalog, which shall in no event occur no later than six (6) months from the date of such termination or expiration, and shall destroy all printed or other materials bearing any of the Marks. The goodwill associated therewith shall remain the property of FTP and shall not be derogated by UniDirect.

               (ii) UniDirect shall not remove any FTP or FTP supplier's markings, logos, colors or other insignia which are affixed to Products at the time of FTP's shipment. Only Products licensed from FTP shall bear FTP's markings, logos or other insignia. UniDirect shall not add any additional logos, markings or other insignia to the Products.

               (iii) FTP expressly prohibits any other direct or indirect use, registration or reference to FTP's name, trademarks, trade names, logos or other insignia, or any name, trademark, trade name, logo or other insignia confusingly similar thereto, except as may be explicitly authorized by FTP herein.

          4.   Fulfillment Discount.
               --------------------

          a. Within ten (10) business days of the Effective Date, the parties will agree on a "Baseline." For purposes of this Agreement, the Baseline shall be the average quarterly FTP Gross Sales of Subscription Services and Support Services during the previous four (4) consecutive quarters calculated by adding such quarterly FTP Gross Sales figures for the period beginning July 1, 1996 and ending June 30, 1997 and dividing the result by four (4). To the extent the FTP Gross Sales figure relied upon by the parties in calculating the Baseline is subsequently determined to be overstated, the Baseline shall be recalculated using the FTP Gross Sales for such period as reduced by the overstated amount.

          b. Beginning on the Outsource Start Date and continuing until such time as UniDirect's Net Sales of Subscription Services and Support Services during a particular calendar quarter exceed the Baseline, UniDirect shall receive the following discounts from the Retail Prices for the remainder of such quarter:

               (i) For UniDirect's first [***] of Net Sales of Support Services per calendar month, [***] off the Retail Price; this discount shall increase to [***] for all sales of Support Services during such month which exceed [***]

               (ii) For UniDirect's first [***] combined Net Sales of Subscription Services and Upgrades per calendar month, [***] off the Retail Price; this discount shall increase to [***] for all sales of Subscription Services and

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__________
[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities & Exchange Commission.
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Upgrades during such month which exceed [***]

               (iii) In furtherance of the foregoing, UniDirect shall submit to FTP monthly reports within five (5) days after the end of such month, which reports shall each specify, by end user, the Support Services, Subscription Services and Upgrades sold during such month. Each such report shall be in a form mutually acceptable to both parties.

          c. Beginning on the first day of the first quarter following a quarter in which UniDirect's Net Sales of Subscription Services and Support Services exceed the Baseline, and continuing thereafter for duration of this Agreement, UniDirect shall receive the following discounts from the Retail
Prices:

               (i) For UniDirect's first [***] Net Sales of Support Services per month, [***] off the Retail Price; this discount shall increase to [***] for all sales of Support Services during such month which exceed [***]

               (ii) For UniDirect's first [***] Net Sales of Subscription Services and Upgrades combined per month, [***] off the Retail Price; this discount shall increase to [***] for all sales of Subscription Services and Upgrades during such month which exceed [***]

          d. Within six (6) months after the Outsource Start Date and continuing thereafter, [***] Failure to achieve this milestone at any six (6) month interval after the Effective Date shall be a material breach of the Agreement pursuant to which FTP may terminate the Agreement or remove exclusivity, at its option.

          e. (i) For the period beginning on the first (1st) day of the seventh (7th) month following the Outsource Start Date and ending on the last day of the twelfth (12th) month following the Outsource Start Date, [***] Failure to achieve this milestone shall be a material breach of the Agreement pursuant to which FTP may terminate the Agreement or remove exclusivity, at its option.

               (ii) For the period beginning on the first (1st) day of the thirteenth (13th) month following the Outsource Start Date and ending on the last day of each six (6) month period thereafter, [***]

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__________
[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities & Exchange Commission.

[***] For each such six (6) month period, failure to achieve this milestone over the course of such period shall be a material breach of the Agreement pursuant to which FTP may terminate the Agreement or remove exclusivity, at its option.

          5.   Payment and Supply Terms.
               ------------------------

          a. Each month UniDirect shall order from FTP and store such quantities of Upgrades and Products required in UniDirect's normal performance of outsourcing services under this Agreement as are anticipated by UniDirect to fulfill one (1) month of customer orders; provided, however, that UniDirect shall limit its orders of such Upgrades and Products from FTP to four (4) such orders per month during the first six (6) months following the Outsource Start Date and to three (3) such orders per month thereafter. All such purchases are on a consignment basis. All right, title and interest in and to the consigned inventory shall, at all times, remain with FTP. UniDirect shall have no right, title or interest in such consigned inventory. UniDirect shall have no right to pledge, mortgage or otherwise encumber, and UniDirect shall keep free of any pledge mortgage or other encumbrance, all of the Products received by UniDirect. Except as disclosed prior to FTP, UniDirect will not store or hold any of the consigned Products at any location other than the UniDirect facility to which FTP ships such inventory and UniDirect will not locate its executive offices outside the United States. UniDirect shall keep all Products segregated (whether physically or electronically) from all other goods and property held by UniDirect, including, without limitation, any other FTP products which UniDirect may possess pursuant to other, separate agreements with FTP. UniDirect shall not open or remove the shrink wrap or other license from the Products. UniDirect shall deliver to FTP, within five (5) business days after the end of each calendar month, a purchase order for all such Upgrades and Products sold by UniDirect during the previous month.

          b. For each Upgrade or other Product returned to and accepted by UniDirect in compliance with FTP's policies and procedures for product returns, including without limitation, appropriate FTP approvals, UniDirect shall receive a credit from FTP for such return in an amount equal to UniDirect's Net Sale for such Upgrade or other Product. FTP shall credit the aggregate amount of returns for such previous month against amounts due FTP from UniDirect and FTP shall accordingly reduce FTP's invoice to UniDirect by a corresponding amount.

          c. All payments hereunder shall be due and payable thirty (30) days after the date of FTP invoice and shall be paid in U.S. dollars drawn on a U.S. bank. All shipments to UniDirect shall be made F.O.B. FTP Collect. Each party shall be responsible for all taxes (except taxes based on the other party's income), duties and other governmental assessments applicable to such party.

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__________
[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities & Exchange Commission.

          6.   Cooperative Sales and Marketing.
               -------------------------------

          a. FTP shall provide UniDirect, within three (3) weeks of the end of each calendar quarter, with a cooperative marketing advertising credit in the amount of [***] of UniDirect's Net Sales for copies of Product sold by Unidirect as reported pursuant to Section 4(b)(iii) and for which UniDirect has submitted payment to FTP, to be used by UniDirect within one hundred twenty
(120) days after the beginning of the calendar quarter for which the credit was provided and solely for marketing and promoting the Support Services, Subscription Services and Upgrades consistent with FTP's Cooperative Marketing Guidelines. In addition to these advertising credits, FTP may, from time to time and subject to its prior written approval, provide UniDirect with market development funds to assist UniDirect in achieving the milestones set forth in
Section 4 above. No later than thirty (30) days after the Effective Date, FTP shall approve and pay to UniDirect an initial market development fund of [***].

          b. UniDirect will keep accurate records of leads forwarded to it by FTP technical support personnel, including the name of the referring person and whether or not such referral resulted in a sale by UniDirect. UniDirect shall deliver such reports to FTP on a monthly basis (within five (5) days after the end of each month) for FTP's use in connection with its business.

          7.   Customer/Lead Databases and Information.
               ---------------------------------------

          a. The parties acknowledge that access to certain Business Unit's customer information is critical to UniDirect's ability to meet its obligations under this Agreement. FTP therefore shall deliver to UniDirect, within four (4) weeks after the Effective Date, copies of (i) all relevant Business Unit customer and lead/prospect databases that FTP maintains in connection with the Business Unit's sales, marketing and promotional activities, including but not limited to the Business Unit's service, registration, customer, lead/prospect and credit databases and (ii) all other documents and information relating to such databases which are reasonably necessary or appropriate for UniDirect's use of the database information. FTP shall transfer the information specified in this Section 7.a to UniDirect in electronic format (such format to be as mutually agreed upon by the parties in good faith). FTP shall provide UniDirect with reasonable and appropriate assistance in implementing such databases on UniDirect's data processing system. All information provided by FTP to UniDirect pursuant to this Section 7.a shall be Proprietary Information (defined below); provided, however, that such information shall not be deemed Proprietary Information of FTP to the extent it (a) is or becomes (through no improper action or inaction of UniDirect) generally available to the public, (b) was rightfully disclosed to UniDirect by a third party, or (c) was independently developed by UniDirect's employees who had no access to such information.

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__________
[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities & Exchange Commission.

          b. In connection with obligations under this Section 7, FTP will assist UniDirect, and in good faith, in generating and acquiring names, addresses, telephone numbers and other information regarding new customers and leads/prospects. FTP shall regularly (at such intervals as agreed upon in good faith by the parties) update its customer and lead/prospect databases and shall provide such updated information to UniDirect at such times and in such formats as requested by UniDirect.

          c. Promptly after the Effective Date, the parties will implement a program and/or process for the exchange of updated information from their respective customer and lead/prospect databases.

          d.  Upon termination of this Agreement pursuant to Section 14:

              (i) Each party shall retain ownership of the customer and lead/prospect databases, records and related information which that party possessed and owned prior to the effectiveness of this Agreement. Each of UniDirect and FTP shall destroy all records and other information not co-owned by such party as specified in Section 7.d(ii), below and which are owned by the other party;

              (ii) The parties shall jointly own all records and databases (a) pertaining to customers who purchase from UniDirect any Support Service, Subscription Service or Upgrade during the term of this Agreement, where such customers were not under contract for or did not purchase any Support Services, Subscription Services and/or Upgrades during the six (6) months prior to the Effective Date, and (b) which UniDirect creates or modifies as a result of its performance of outsourcing services under this Agreement during the term of the Agreement with FTP's prior written consent. UniDirect shall not use any information in the records and databases described in this Section d(ii) to solicit or sell products which are competitive with the Products. No further rights to records or databases as contained in the paragraph shall accrue upon expiration or other termination of this Agreement.

          8.  Other Obligations of the Parties.
              --------------------------------

          a. During the term of this Agreement, UniDirect shall promptly forward all customer inquiries and requests in connection with the Products to FTP or an authorized FTP agent or reseller, as designated by FTP. FTP shall forward all appropriate customer inquiries regarding the Support Services, Subscription Services and Upgrades to UniDirect. In addition, FTP shall maintain its toll-free customer service telephone number, (800) 282-4FTP, and shall provide in connection therewith a recorded customer service greeting and an automatic forwarding option to UniDirect (directly to such telephone number(s) designated by

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UniDirect or as otherwise agreed to by the parties) for orders for and inquiries about Support Services, Subscription Services and Upgrades.

          b. UniDirect shall be available a minimum of 6:00 a.m. to 5:00 p.m., Pacific time, Monday through Friday, on normal business days. UniDirect shall answer the telephone as "FTP Software Services" and obtain all appropriate customer information.

          c. Upon receipt of a telephone order from an FTP customer, UniDirect shall process the order, including credit card verification. UniDirect shall be responsible for all credit card discounts and charge back fees. UniDirect shall then ship the Products within one (1) business day of such order in accordance with good commercial practices to, among other things, avoid damage to the Product. UniDirect shall be solely responsible for all costs and expenses associated therewith.

          d. UniDirect shall not, without FTP's prior written consent, use any Proprietary Information or Product (including, without limitation, transfers or use between, by or among UniDirect or any affiliate) received pursuant to this Agreement regarding FTP customers for any purpose other than as contemplated by this Agreement. During the term of this Agreement, UniDirect may not sell other FTP products or other entities' products to FTP prospects and customers without the prior written consent of FTP.

          e. The parties shall each designate on Attachment B a contact person
                                                 ------------
("Contact Person"); a party may amend its designation of its Contact Person from time to time by attaching an amended Attachment B signed by such party and
                                     ------------
providing the amended Attachment B to the other party in accordance with the
                      ------------
notice provisions of Section 17.d, such amendment to be effective upon receipt by the party to whom it is being noticed. Each Contact Person shall communicate on a regular basis with the other Contact Person regarding the marketing, sales and distribution activities of the parties' hereto and shall seek to determine ways in which to coordinate the respective marketing, sales and distribution activities of the parties.

          f. For no fewer than sixty (60) days following the Effective Date, FTP shall designate a product manager or other highly skilled, qualified and knowledgeable individual capable of providing technical support for and training regarding the Products and who will, at such times as mutually agreed upon by the parties, provide Product technical support and training to UniDirect's employees and contractors.

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

          g. FTP shall provide and license to UniDirect with a reasonable number of copies of the Products (as mutually determined by the parties) for use exclusively in support of UniDirect's performance hereunder and subject to all the terms and conditions of FTP's end user license as provided therewith.

          h. FTP may, in its discretion, make its current and any future electronic point-of-sale system and electronic distribution system available to UniDirect in connection with UniDirect's activities hereunder.

          i. FTP shall provide, maintain and display on its worldwide web page a "Buy Button" for the Support Services, Subscription Services and Upgrades. For purposes of this Agreement, a "Buy Button" means an appropriately labeled graphical image which may be selected by a user using a worldwide web browser such as Netscape Navigator or Microsoft Internet Explorer and which contains a hyperlink to a worldwide web page provided and maintained by UniDirect. FTP acknowledges and agrees that the Buy Button shall be the exclusive non-point of sale means for purchasing Support Services, Subscription Services and Upgrades electronically.

          9.  Limited Liability; Force Majeure. IN NO EVENT SHALL FTP BE
              --------------------------------
LIABLE FOR INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES INCLUDING WITHOUT LIMITATION LOSS OF INCOME, DATA, USE OR INFORMATION EVEN IF FTP HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT SHALL THE LIABILITY OF FTP EXCEED TWENTY-FIVE THOUSAND DOLLARS ($25,000) OR THE AMOUNT PAID FOR THE PRODUCT OR SERVICE GIVING RISE TO THE CLAIM, WHICHEVER IS GREATER, REPAIR, REPLACEMENT OR REFUND (AT FTP'S OPTION) IS THE EXCLUSIVE REMEDY FOR A DEFECT. EXCEPT FOR PAYMENT OBLIGATIONS HEREUNDER, NEITHER PARTY SHALL BE LIABLE FOR ANY FAILURE OR DELAY DUE TO MATTERS BEYOND ITS REASONABLE CONTROL.

          10. Reports; Examination of Books. No later than the fifth (5th)
              -----------------------------
business day of each month, UniDirect shall submit to FTP a written report detailing UniDirect's FTPSS activities during the previous month, including UniDirect's sales of Support Services, Subscription Services and Upgrades. UniDirect shall submit all such reports to FTP in electronic form and in the ASCII format specified in Attachment C hereto or as otherwise agreed. FTP may,
                          ------------
at its sole expense, during UniDirect's normal business hours and with seventy two (72) business hours' prior written notice, but in no event more than two (2) times each calendar year, have an independent certified public accountant examine the relevant books and records of UniDirect to verify UniDirect's compliance with its obligations under this Agreement; provided such accountant is bound in writing to maintain in strict confidence and not to disclose or use any UniDirect information except as necessary to disclose to FTP for the above purposes. Prior to the

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Outsource Start Date, UniDirect shall permit FTP or the authorized representative to perform an inventory audit consistent with the terms described above.

          11.  Indemnification.
               ---------------

          a. Notwithstanding Section 9 above, FTP will indemnify UniDirect for reasonable costs, damages, and attorney's fees finally awarded against UniDirect or agreed to by FTP in any settlement resulting from any claim that the Products infringe a valid United States and/or Canada patent, copyright, trademark or trade secret, and FTP will, at its option and expense, (i) procure for UniDirect the right to continue distributing the Products, (ii) replace or modify the Products so they become non-infringing, or (iii) refund the license fee for the infringing Products prorated on a straight line basis over five (5) years, provided UniDirect (a) promptly notifies FTP of the action, (b) immediately discontinues distributing the Products, and (c) allows FTP sole control of such action and gives FTP reasonable assistance in the defense of the action. FTP shall have no liability for any claim based upon (1) the combination, operation or use of the Products with products not furnished by FTP to the extent such claim results from such combination or (2) modifications to the Products not made by FTP or made in compliance with UniDirect's instructions. FTP's obligation to indemnify UniDirect under this Section 11.a shall be limited to two hundred fifty thousand dollars ($250,000). This Section 11.a sets forth FTP's entire liability and sole obligation and UniDirect's exclusive remedy in the event of any claim of intellectual property infringement.

          b. Subject to Section 9 above, FTP will indemnify UniDirect for reasonable costs, damages, and attorney's fees incurred by UniDirect in connection with any claim or action brought or threatened against UniDirect due to its doing business as FTPSS, where such action or claim does not otherwise arise from the acts or omissions of UniDirect; provided, however, that FTP shall have no obligations under this Section 11.b unless UniDirect (i) promptly notifies FTP of the claim or action and (ii) allows FTP sole control of such claim or action and gives FTP reasonable assistance in the defense thereof.

          c. Subject to Section 9 above, UniDirect shall indemnify FTP for reasonable costs, damages and attorney's fees finally awarded FTP, or agreed to in any settlement (subject to UniDirect's prior written consent to such settlement), arising from a claim of UniDirect's negligence or willful misconduct with respect to its distribution of Products; provided, however, that the indemnification provided by this Section 9.c shall be conditioned upon FTP
(i) promptly notifying UniDirect of the action and (ii) allowing UniDirect sole control of such action and gives UniDirect reasonable assistance in the defense of the action. UniDirect shall have no obligation under this Section 11.c to indemnify FTP for any claim based upon or arising from any claimed defect in a Product, Upgrade, Support Service or Subscription Service.

          12.  Relationship of Parties. The parties hereto expressly understand
               -----------------------
and agree that UniDirect is an independent contractor in the performance of each and every part of this Agreement, is solely responsible for all of its employees and agents and its labor costs and expenses arising in connection therewith and is responsible for any and all claims, liabilities, damages, debts, settlements, costs, attorneys' fees, expenses and liabilities of any type whatsoever that may arise on account of UniDirect's activities, or those of its employees or agents. FTP is in no manner associated with or otherwise connected with the actual performance of this Agreement on the part of UniDirect, nor with UniDirect's employment of other persons or incurring of other expenses.

          13.  Assignment. Neither party may assign or transfer, in whole or in
               ----------
part, this Agreement or its rights and obligations hereunder without the prior written consent of the non-assigning party, except for an assignment by FTP to any parent or affiliate of FTP or transferee of all or substantially all of the Business Unit's assets.

          14.  Term and Termination.
               --------------------

          a. Unless terminated earlier as provided herein, this Agreement shall have a three (3) year term commencing with the Effective Date. The Parties may agree to renew the term of this Agreement for additional one (1) year terms, by providing the other party written notice ninety (90) days prior to the third anniversary date or any subsequent anniversary date hereof. If the parties continue to do business with each other after such termination without full documentation, the relevant terms hereof will continue to govern the relationship unless otherwise expressly agreed in writing and except that the relationship may be terminated (except with regard to payment) unilaterally by either party merely by ceasing to do business with the other.

          b. This Agreement may be terminated by a party for cause immediately by written notice upon the occurrence of any of the following events:

               (i) if the other ceases to do business, or otherwise terminates its business operations;

               (ii)  if UniDirect breaches Section 4.d and e hereof; or

               (iii) if the other materially breaches any material provision of this Agreement and fails to fully cure such breach within thirty (30) days of written notice describing the breach; or

               (iv) if the other becomes insolvent or seeks protection under any bankruptcy, receivership, trust deed, creditors arrangement, composition or comparable proceeding, or if any such proceeding is instituted against the other.

          c. Each party understands that the rights of termination hereunder are absolute. Neither party shall incur any liability whatsoever for any damage, loss or expenses of any kind suffered or incurred by the other arising from or incident to any termination of this Agreement by such party that complies with the terms of this Agreement whether or not such party is aware of any such damage, loss or expenses.

          d. Termination is not the sole remedy under this Agreement and, whether or not termination is effected, all other remedies will remain available.

          e. In addition to any provisions that survive termination according to their terms, the following sections shall survive termination of this
Agreement: Sections 1, 9 through 12 and 14 through 17.

          15. Confidentiality.
              ---------------

          a. Each party understands that the other party has disclosed or may disclose information relating to the disclosing party's business including, without limitation, business, financial, customer and service development, plans, forecasts and strategies ("Proprietary Information"). Each receiving party hereby agrees: (i) to treat the disclosing party's Proprietary Information as strictly confidential and to hold such information in confidence and to take reasonable precautions to protect such Proprietary Information; and (ii) not to divulge any Proprietary Information to any third party; and (iii) not to make any use whatsoever at any time of such Proprietary Information except as required in the execution of such receiving party's obligations under this Agreement. Each party agrees that it has or shall obtain written agreements with all employees and consultants who are, in accordance with the terms of this Agreement, permitted access to Proprietary Information which agreements impose confidential obligations sufficient to meet the obligations set forth in this
Section 15. The terms of this Agreement shall be Proprietary Information.

          b. Without granting any right or license, the disclosing party agrees that the obligations of the receiving party in Section 15.a above shall not apply with respect to any information following three (3) years after such information's disclosure to the receiving party or which the receiving party can document: (i) is or becomes (through no improper action or inaction of the receiving party) generally available to the public; or (ii) was rightfully disclosed to it by a third party; or (iii) was independently developed by employees of the receiving party who had no use of or access to the disclosing party's Proprietary Information.

          16. Arbitration. Except that either party may seek equitable or
              -----------
similar relief from a court, any dispute, controversy or claim arising out of or in relation to this Agreement or at law, or the breach, termination or invalidity thereof, that cannot be settled amicably by agreement of the parties hereto, shall be finally settled by "expedited arbitration" in accordance with the arbitration rules of the American Arbitration Association ("AAA"), then in force; provided, however, that arbitration proceedings may not be instituted until the party alleging breach of this Agreement by the other party has given the other party not more than thirty (30) days to remedy any alleged breach and the other party has failed to do so. Such arbitration must result in a final binding decision, without a right of appeal, in no more than thirty (30) days from the date of the notice of a dispute under this section from any party to another. Such arbitration shall be conducted in English by three (3) arbitrators. Such arbitrators shall be selected by the mutual agreement of the parties or, failing such agreement, shall be selected according to the relevant AAA rules. The parties shall bear the costs of such arbitrators equally. The prevailing party in any such arbitration or in any judicial enforcement or review proceeding shall be entitled to its reasonable attorneys' fees and costs in addition to any other amount of recovery ordered by such arbitrator or court. The arbitrator may not award punitive or multiple damages. The arbitration will take place in Santa Clara County, California (if instituted by FTP) or Boston, Massachusetts (if instituted by UniDirect). The award rendered shall be final and binding upon both parties. Judgment upon the award may be entered in any court having jurisdiction, or application may be made to such court for judicial acceptance of the award and/or an order of enforcement as the case may be.

          17. General.
              -------

          a. Amendment and Waiver - Except as otherwise expressly provided herein, any provision of this Agreement may be amended and the observance of any provision of this Agreement may be waived (either generally or any particular instance and either retroactively or prospectively) only with the written consent of the parties.

          b. Governing Law and Legal Actions - This Agreement shall be governed by and construed under the laws of the State of California and the United States without regard to conflicts of laws provisions thereof. The sole jurisdiction and venue for actions related to the subject matter hereof shall be the state and U.S. federal courts located in Santa Clara County, California (if such action instituted by FTP) or Boston, Massachusetts (if such action is instituted by UniDirect). Both parties consent to the jurisdiction of such courts and agree that process may be served as allowed by applicable state and U.S. federal law. In any action or proceeding to enforce rights under this Agreement, the prevailing party shall be entitled to recover costs and reasonable attorneys' fees.

          c. Headings - Headings and captions are for convenience only and are not to be used in the interpretation of this Agreement.

          d. Notices - Notices under this Agreement shall be sufficient only if personally delivered, delivered by a major commercial rapid delivery courier service or mailed by certified or registered mail, return receipt requested to a party at its addresses first set forth herein or as amended by notice pursuant to this subsection. If not received sooner, notice by mail shall be deemed received five (5) days after deposit in the U.S. mails.

          e. Entire Agreement - This Agreement supersedes all proposals, oral or written, all negotiations, conversations, or discussions between or among parties relating to the subject matter of this Agreement and all past dealing or industry custom.

          f. Severability - If any provision of this Agreement is held by a court of competent jurisdiction to be illegal, invalid or unenforceable, that provision shall be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date set forth above.


                     UNIDIRECT CORPORATION


                     By: /s/ Bernard Jubb
                        -----------------------------------

                     Name: Bernard Jubb
                          ---------------------------------

                     Title:    PRESIDENT, UNIDIRECT CORP.
                           --------------------------------


                     FTP SOFTWARE, INC.


                     By: /s/ Dennis Leibl
                        -----------------------------------

                     Name:    Dennis Leibl
                          ---------------------------------

                     Title:   President, Network Applications Business Unit
                           ------------------------------------------------

                                 ATTACHMENT A

                                 RETAIL PRICES

                               [to be provided]

                                 ATTACHMENT B

                                CONTACT PERSONS

                               [to be provided]

                                 ATTACHMENT C

                           ASCII FORMAT FOR REPORTS

                               [to be provided]

                   Amendment No. 1 to UniDirect Corporation
              Outsourcing Services Agreement dated July 21, 1997



     THIS AMENDMENT No.1 entered into as of September 12, 1997 ("Amendment") to the Outsourcing Services Agreement by and between FTP Software, Inc., a Massachusetts corporation, with a principal place of business at 100 Brickstone Square, Fifth Floor, Andover, Massachusetts 01810 U.S.A. ("FTP"), and UniDirect Corporation, a California corporation, with its principal place of business at 1800 Greenhills Road, Suite 201, Scotts Valley, CA 95066 ("UniDirect").

     WHEREAS, the parties desire to amend the Outsourcing Services Agreement entered as of July 21, 1997 by and between FTP and UniDirect (the "Agreement") to, among other things, allow UniDirect to fulfill orders for software product.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and intending to be legally bound, the parties hereby agree as follows:

1.The Agreement is hereby amended as follows:

     a. Section 1(e): Replace "Support Services and Subscription Services" with
        ------------
        "Products".

     b. Delete "Upgrades" wherever it appears.

     c. Section 2(a): Delete Section 2(a) in its entirety and replace with the
        ------------
        following: "FTP hereby grants to UniDirect for the term of this Agreement, and UniDirect accepts, a non-sublicenseable, non-assignable, non-transferable appointment and license to market, sell and distribute to end users of the Products (i) Support Services and Subscription Services and (ii) volume licenses for software Products, in accordance with FTP's then-current policies. Notwithstanding the foregoing, UniDirect shall not sell copies of software Product to the named corporations forwarded to UniDirect in writing by FTP or its resellers ("Protected Accounts"). Should UniDirect fulfill an order for software Product for any Protected Account, it shall immediately forward any revenue or purchase orders received from such Protected Account to FTP or the appropriate reseller. Any breach of the above-mentioned requirement shall be a material breach of the Agreement with respect to the outsource of software Product, for which UniDirect shall have thirty
        (30) days to cure. In connection with the sale of volume licenses as described above, UniDirect shall issue license certificates in the form and format provided by FTP to UniDirect, which form shall not be modified in any way without FTP's prior written approval, other than to fill in customer-specific information as required by the form."

     d. Section 2(b): Add the following after the first sentence: "Any sale of
        ------------
        Support Services and/or Subscription Services which occur within thirty
        (30) days of the initial Product license grant shall be deemed to have occurred upon the initial Product license grant."

     e. Section 2(c): Replace "Support Services, Subscription Services and
        ------------
        Upgrades" with "Products". Add the following at the end of this section:
        "Each individual working within the FTPSS operation shall have signed an employee confidentiality agreement which obligates such individual to maintain the confidentiality of Proprietary Information."

     f. Section 4(b): Add the following as new subclause (iii) and renumber
        ------------
        accordingly: "For all licenses of software Products by UniDirect in accordance with this Agreement, UniDirect shall receive a discount equal to [***].

                                       20
__________
[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities & Exchange Commission.

    g. Section 4(b)(iv): Replace "Support Services, Subscription Services and
       ----------------
       Upgrades" with "Products".

    h. Section 4(d): Add the following after "UniDirect" in the second line
       ------------
       thereof: "for sales of Support Services and Subscription Services

    i. Section 4(e): Add the following after "Net Sales" wherever it appears:
       ------------
       "for the sale of Support Services and Subscription Services

    j. New Section 4(f): "On or before October 15, 1997, the parties will agree
       ----------------
       on performance milestones to be achieved by UniDirect in connection with the sale of copies of software Products. The performance milestones shall be measured at [***] after the Effective Date. Failure to achieve the performance milestones at any [***] shall be a material breach of this Agreement."

    k. Section 5(a): In the sixth sentence, add the following after the initial
       ------------
       clause: "UniDirect will maintain appropriate insurance on the consigned Products consistent with industry standards and". Replace "Products" with "Support Services and Subscription Services" in the last sentence."

    1. Section 5(c): Add the following after "invoice" in the second line: "or
       ------------
       sales out report, as the case may be".

    m. Section 6(a): Replace "Product" in the third line thereof with "Support
       ------------
       Services and Subscription Services".

    n. Section 10: Replace "Support Services, Subscription Services and
       ----------
       Upgrades" in the fourth line thereof and replace it with "Products".

    o. Section 14(a): Replace the first sentence of this section with the
       -------------
       following: "Unless terminated earlier as provided herein, this Agreement shall have a three (3) year term with respect to the outsource of Support Services and Subscription Services and a one (1) year term with respect to the outsource of software Products, in each case commencing on the Effective Date."

    p. Section 14(b): Add the following immediately preceding the colon: "A
       -------------
       breach of the software Product outsource shall not automatically be deemed a breach of the Support Services and Subscription Services outsource."

    q. New Sections 17-20: Add the following before current Section 17 and
       ------------------
       renumber accordingly:

          17. Title to Product: UniDirect agrees that the Product contains
              ----------------
              valuable proprietary trade secrets of FTP and/or its suppliers. Title, ownership and all rights in and to copyrights, patents, trademarks, trade secrets and all other proprietary rights in the Products remain in FTP and/or its suppliers. No source code rights are granted under this Agreement. UniDirect agrees not to (a) modify, translate, reverse engineer or otherwise alter the Product or (b) use the Product for any purpose other than as authorized by this Agreement. Localization or translation of the Product requires a separate written agreement between the parties.

          18. Product Warranty: End User warranties are addressed in the
              ----------------
              applicable FTP license agreement contained within the Product and/or packaging. EXCEPT AS PROVIDED IN FTP'S LICENSE AGREEMENT, THE PRODUCT IS PROVIDED

                                       21

__________
[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities & Exchange Commission.

              "AS IS." FTP MAKES NO REPRESENTATIONS OR WARRANTY OF ANY KIND, AND HEREBY DISCLAIMS ANY AND ALL WARRANTIES, EXPRESS OR IMPLIED AS TO MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR ANY OTHER MATTER WITH RESPECT TO THE PRODUCT, WHETHER USED ALONE OR IN CONJUNCTION WITH ANY OTHER SOFTWARE OR PRODUCT.

          19. U.S. Government Restricted Rights: Products described or
              ---------------------------------
              referenced in this Agreement are commercial computer software programs developed at private expense. Use, duplication or disclosure by the U.S. Government are subject to the provisions of the license agreement contained in or with the software product as prescribed by the applicable provisions of the DOD FAR supplement and similar regulations of other U.S. Federal agencies applicable to the delivery of commercial software including the restrictions set forth in FAR 52.227-19(c)(2).

          20. International/Export: UniDirect agrees to comply with U.S. export
              --------------------
              laws and, in that regard, shall not export or re-export any Product, including software, documentation or technical data received from FTP or any direct product thereof, directly or indirectly, to any country, entity or person prohibited by the U.S. Government. UniDirect acknowledges that compliance with U.S. export laws may cause delays in shipments and/or prohibit FTP from exporting certain Products to certain countries and entities for certain uses. In no event shall FTP be liable for any such delays or prohibition. UniDirect shall also comply with the laws and regulations of other applicable countries which prohibit export or diversion of certain technical products to certain countries and individuals and any other applicable law. UniDirect shall comply with the U.S. Foreign Corrupt Practices Act. The parties expressly agree that the U.N. Convention on the International Sale of Goods shall not apply to this Agreement. English shall be the governing language of this Agreement.

2. All other terms and conditions of the Agreement remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year set forth above.


UNIDIRECT CORPORATION                   FTP SOFTWARE, INC.

By:    /s/ Bernard Jubb                 By:    /s/ [ILLEGIBLE]
       ----------------------------            ----------------------------
Name:  BERNARD JUBB                     Name:  /s/ [ILLEGIBLE]
       ----------------------------            ----------------------------
Title: President & CEO                  Title: C.O.O., Net. Apps. By
       ----------------------------            ----------------------------

         IP Technology Business Unit Addendum to UniDirect Corporation
              Outsourcing Services Agreement dated July 21, 1997


     THIS ADDENDUM entered into as of October 1, 1997 ("Addendum") to the Outsourcing Services Agreement by and between FTP Software, Inc., a Massachusetts corporation, with a principal place of business at 100 Brickstone Square, Fifth Floor, Andover, Massachusetts 01810 U.S.A ("FTP"), and UniDirect Corporation, a California corporation, with its principal place of business at 1800 Greenhills Road, Suite 201, Scotts Valley, CA 95066 ("UniDirect"). The Effective Date for purposes of this Addendum, and the Agreement as amended hereby, shall be October 1, 1997.

     WHEREAS, the parties desire to amend the Outsourcing Services Agreement entered as of July 21, 1997 by and between FTP and UniDirect (the "Agreement") to allow UniDirect to fulfill orders for maintenance and conversion products relating to software products offered by the IP Technology Group Business Unit of FTP.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and intending to be legally bound, the parties hereby agree as follows:

1. This Addendum shall apply to the IP Technology Group Business Unit of FTP only and not to any other business unit or division of FTP. This Addendum shall not affect the Agreement, as amended, as it applies to the VIP Network(TM) Applications Business Unit. To that end, UniDirect represents that the activities and services performed by it under the Agreement, as modified by this Addendum (including without limitation, the UniDirect employees chosen to perform the services described in this Addendum) shall be separate and distinct from the other activities and services performed by UniDirect on behalf the VIP Network(TM) Applications Business Unit of FTP under the Agreement, as amended by Amendment No. 1 or otherwise.

2.   The Agreement is hereby amended as follows:

          a. For purposes of the Agreement, as amended by the IP Technology Group Business Unit Addendum, the "Outsource Start Date" shall mean the date that computer and other systems are fully operational, which the parties expect to occur on or before October 31, 1997.

          b.   Section 1(a): Delete Section 1(a) in its entirety and replace
               ------------
               with the following; "'Business Unit' shall mean FTP's IP Technology Group Business Unit through which copies of Products, including Maintenance and Conversions, are sold."

          c. Replace "Subscription Services, Support Services and Upgrades" wherever they appear with "Maintenance and Conversions".

          d.   Section 1(d): Delete Section 1(d) in its entirety and replace
               ------------
               with the following; "'Products' shall mean the software products, Maintenance and Conversions offered by the Business Unit for commercial sale as of the Effective Date or during the term of this Agreement, as further described on Attachment 2 hereto as incorporated herewith."

          e.   Section 1(e): Replace "Attachment A" thereto with Attachment 2
               ------------
               hereto as incorporated herewith.

          f.   Section 1(f), Section 1(g) and Section 1(i): Delete these
               -------------------------------------------
               sections in their entirety.

          g.   New Section 1(i): "Conversions" shall mean the software products
               ----------------
               that convert any Nov*ix or Internet Gateway Product to the latest Internet Gateway version 2.0 product.

          h.   New Section 1(k): "Maintenance" shall mean the combined telephone
               ----------------
               support and upgrade subscription services which maintain the Nov*ix or Internet Gateway Products or Conversions, as further described on Attachment 3 hereto as incorporated herewith."

          i.   Section 2(b): Replace Section 2(b) in its entirety and replace
               ------------
               with the following: "The license granted by FTP to UniDirect in
               Section 2(a) above shall be exclusive with regard to all sales of Maintenance renewals within the Territory to FTP's installed base of end users which do not occur within thirty (30) days of the initial Product license grants. Such license shall be non-exclusive with regard to all other sales, including without limitation, all sales of Conversions within the Territory. Notwithstanding the foregoing, UniDirect shall not sell Conversions to the named corporations forwarded to UniDirect in writing by FTP or its resellers ("Protected Accounts"). Should UniDirect fulfill an order for Conversions for any Protected Account, it shall immediately forward any revenue or purchase orders received from such Protected Account to FTP or the appropriate reseller. Any breach of the above-mentioned requirement shall be a material breach of the Agreement, for which UniDirect shall have thirty (30) days to cure."

          j.   Section 2(c): Add the following at the end of this section: "Each
               ------------
               individual working within the FTPSS operation shall have signed an employee confidentiality agreement which obligates such individual to maintain the confidentiality of Proprietary Information."

          k.   Section 2(e): Delete this section in its entirety.
               ------------

          l.   Section 4(a), Section 4(b)(i) and (ii) and Section 4(c): Delete
               -------------------------------------------------------
               these sections in their entirety and replace with the following:
               "4(a) For the initial term of this Agreement, the "Maintenance Baseline" shall be $230,000. The "Conversion Baseline" shall be $70,000. The Maintenance Baseline and the Conversion Baseline shall be collectively referred to as "Baseline".

          4(b) Beginning on the Effective Date and continuing until such time as UniDirect's Net Sales of Maintenance during a particular calendar quarter exceed the applicable Baseline, UniDirect shall receive the following discounts from the Retail Prices for the remainder of such quarter:

               (i) Until UniDirect achieves the Maintenance Baseline, [***]; this discount shall [***] to [***] for UniDirect's achievement of the Maintenance Baseline. Once UniDirect has first achieved the Maintenance Baseline, for succeeding quarters, the initial discount shall be [***], which discount shall [***] to [***] upon UniDirect again achieving the Maintenance Baseline in a particular quarter.

               (ii) Until UniDirect achieves the Conversion Baseline, [***];
                    this discount shall [***] to [***] for UniDirect's achievement of the Conversion Baseline. For succeeding quarters, the initial discount shall be [***], which discount shall [***] to [***] upon UniDirect again achieving the Conversion Baseline in that particular quarter.

          4(c) This section is deleted in its entirety.

          j.   Section 4(e): This section is deleted in its entirety.
               ------------

          k.   Section 5(a): In the sixth sentence, add the following after the
               ------------
               initial clause: "UniDirect will maintain appropriate insurance on the consigned Products consistent with industry standards"

2

__________
[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities & Exchange Commission.

          l.   Section 5(c): Add the following after "invoice" in the second
               ------------
               line; "or sales out report, as the case may be".

          m.   Section 6(a): Replace this section with the following; "FTP shall
               ------------
               provide UniDirect, within one hundred twenty (120) days of the start of each calendar quarter, with a cooperative marketing credit in the amount of [***] of UniDirect's Net Sales of Maintenance and Conversions sold by UniDirect as reported pursuant to Section 4(b)(iii) and for which UniDirect has submitted payment to FTP, to be applied solely for marketing and promoting Maintenance and Conversion in the Territory within one hundred twenty (120) days from the beginning of the calendar quarter for which the credit was provided. FTP may, at its option, provide input and content to the marketing and promotional activities conducted by UniDirect, which input and content UniDirect shall reasonably include in any such activities."

          n.   Section 6(e): Replace "Attachment B" thereto with Attachment 4
               ------------
               hereto as incorporated herewith.


          o.   Section 14(a): Replace the first sentence of this section with
               -------------
               the following; "Unless terminated earlier as provided herein, this Agreement shall have a one (1) year/term commencing on the Effective Date."

          p.   Section 14(b): Add the following immediately preceding the colon:
               -------------
               "A breach of the Agreement, as amended by Amendment No. 1, between UniDirect and the VIP Network(TM) Applications Business Unit, shall not automatically be deemed a breach of the Agreement, as amended by the Addendum dated October 1, 1997 between UniDirect and the IP Technology Group Business Unit."

          q.   New Sections 17-20: Add the following before current Section 17
               ------------------
               and renumber accordingly:

                    17.  Title to Product: UniDirect agrees that the Product
                         ----------------
                         contains valuable proprietary trade secrets of FTP and/or its suppliers. Title, ownership and all rights in and to copyrights, patents, trademarks, trade secrets and all other proprietary rights in the Products remain in FTP and/or its suppliers. No source code rights are granted under this Agreement. UniDirect agrees no to (a) modify, translate, reverse engineer or otherwise alter the Product or (b) use the Product for any purpose other than as authorized by this Agreement. Localization or translation of the Product requires a separate written agreement between the parties.

                    18.  Product Warranty: End User warranties are addressed in
                         ----------------
                         the applicable FTP license agreement contained within the Product and/or packaging. EXCEPT AS PROVIDED IN FTP'S LICENSE AGREEMENT, THE PRODUCT IS PROVIDED "AS IS," FTP MAKES NO REPRESENTATIONS OR WARRANTY OF ANY KIND, AND HEREBY DISCLAIMS ANY AND ALL WARRANTIES, EXPRESS OR IMPLIED AS TO MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR ANY OTHER MATTER WITH RESPECT TO THE PRODUCT, WHETHER USED ALONE OR IN CONJUNCTION WITH ANY OTHER SOFTWARE OR PRODUCT.

                    19.  U.S. Government Restricted Rights: Products described
                         ---------------------------------
                         or referenced in this Agreement are commercial computer software programs developed at private expense. Use, duplication or disclosure by the U.S. Government are subject to the provisions of the license agreement contained in or with the software product as prescribed by the applicable provisions of the DOD PAR supplement and similar

3

__________
[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities & Exchange Commission.

               regulations of other U.S. Federal agencies applicable to the delivery of commercial software including the restrictions set forth in FAR 52.227-19(c)(2).

          20.  International/Export: UniDirect agrees to comply with U.S. export
               --------------------
               laws and, in that regard, shall not export or re-export any Product, including software, documentation or technical data received from FTP or any direct product thereof, directly or indirectly, to any country, entity or person prohibited by the U.S. Government. UniDirect acknowledges that compliance with U.S. export laws may cause delays in shipments and/or prohibit FTP from exporting certain Products to certain countries and entities for certain uses. In no event shall FTP be liable for any such delays or prohibition. UniDirect shall also comply with the laws and regulations of other applicable countries which prohibit export or diversion of certain technical products to certain countries and individuals and any other applicable law. UniDirect shall comply with the U.S.Foreign Corrupt Practices Act. The parties expressly agree that the U.N. Convention on the International Sale of Goods shall not apply to this Agreement. English shall be the governing language of this Agreement.

     3. All other terms and conditions of the Agreement remain in full force and effect.

               IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the day and year set forth above.

     UNIDIRECT CORPORATION                   FTP SOFTWARE, INC.

     By: /s/ Michael Silton                  By: /s/ David Traynor
         ---------------------------             -----------------------------
     Name: Michael Silton                    Name: David Traynor
           -------------------------               ---------------------------
     Title: Chairman                         Title: VP NASales  IP Tech Bu.
            ------------------------                --------------------------

Effective January 1, 1998

                                                              September 13, 1994


Amendment 1
Pricing program adjustments


To encourage the early renewal process to occur, we propose that a late renewal fee be imposed upon certain levels of delinquency of renewal. This will help to encourage a sense of urgency from the FTP Customer base, and help increase the overall renewal rate. Our experience has showed to us the fact that building these types of re-occurring compelling events are paramount to the success of any subscription based program. Given the proactive posture of FTPSS in sales, we feel that we can touch and educate all identified renewable revenue long before the expiration of the contract. With this "sooner than later" based program, we should increase the closure rate.

We would like to run the following program, and pricing scheme with an ongoing 90 day review process, where both FTP and FTPSS can determine the success of the program, and make adjustments to it accordingly.


FTP Maintenance Renewal Matrix


                ---------------------------------------------------------
                 Renewal Sales Program

                                                                    One
                                                                    Time
                   Time Parameters        Discount Structure       charge
                ---------------------------------------------------------
Regular Renewal    Up To Exp Date              [***]               [***]

Lapsed Renewal    Exp +1 to 90 days            [***]               [***]

Re-Adoption           91 days +                [***]               [***]

Submitted                                     Approved



Date: 11-11-97                                Date: 11-11-97
------------------------                      ----------------------------
/s/ Chris Sterbenc                            /s/
------------------------                      ----------------------------
Chris Sterbenc                                FTP Software Authorized Signature

__________
[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities & Exchange Commission.

                    Amendment No.2 to UniDirect Corporation
              Outsourcing Services Agreement dated July 21, 1997



     THIS AMENDMENT No.2 entered into as of January 21, 1998 ("Amendment") to the Outsourcing Services Agreement by and between FTP Software, Inc., a Massachusetts corporation, with a principal place of business at 2 High Street, North Andover, Massachusetts 01845 U.S.A. ("FTP"), and UniDirect Corporation, a California corporation, with its principal place of business at 1800 Greenhills Road, Suite 201, Scotts Valley, CA 95066 ("UniDirect").

     WHEREAS, the parties desire to amend the Outsourcing Services Agreement entered as of July 21, 1997 by and between FTP and UniDirect, as amended (the "Agreement") to, among other things, allow UniDirect to fulfill orders in competitive and promotional situations.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and intending to be legally bound, the parties hereby agree as follows:

1. The parties acknowledge that, as of the date of this Amendment, FTP sells Support Services and Subscription Services as one product known as "maintenance" for the Retail Price set forth on the current Suggested Retail Price List. Accordingly, all references in the Agreement to Support Services and Subscription Services shall mean "maintenance

2. The Agreement is hereby amended as follows:

     a. Section 2(a): Delete subclause (ii) in the first sentence thereof and
        ------------
        the second sentence in its entirety with the following: "(ii) volume licenses for software Products only where such sale is incidental to, and a part of, a sale of Support Services and Subscription Services, in accordance with FTP's then-current policies. In no event shall UniDirect sell copies of software Product to the named corporations forwarded to UniDirect in writing by FTP or its resellers ("Protected Accounts")."

     b. Section 4(b)(i) and (ii): Delete subclauses (i) and(ii) in their
        ------------------------
        entirety and replace them with the following: "(i) For UniDirect's first [***] of Net Sales of Subscription and Support Services per calendar month, [***]; this discount shall [***] to [***] for all sales of Subscription and Support Services during such month which exceed [***].

     c. Section 4(c): Delete subclauses (i) and (ii) in their entirety and
        ------------
        replace them with the following: "(i) For UniDirect's [***] of Net Sales of Subscription and Support Services per calendar month, [***]; this discount shall [***] to [***] for all sales of Subscription and Support Services during such month which exceed [***]."

     d. Section 4(f): Delete this section in its entirety.
        ------------

     e. Section 6(a): Replace "Support Services and Subscription Services" with
        ------------
        "Products".

3. The parties acknowledge and agree that the only sale of Support or Subscription Services permitted to be made by UniDirect to a federal, state or local government entity or agency under the terms and conditions of the Agreement shall be on a non-exclusive basis.

4. All other terms and conditions of the Agreement remain in full force and effect.

1

__________
[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities & Exchange Commission.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year set forth above.

UNIDIRECT CORPORATION                          FTP SOFTWARE, INC.


By:/s/ Michael Silton                          By:/s/
   ------------------------                       -----------------------------
Name: Michael Silton                           Name:
     ----------------------                         ---------------------------
Title: CEO                                     Title:
      ---------------------                          --------------------------

                    [LETTERHEAD OF UNIDIRECT APPEARS HERE]

                                                                January 27, 1998

Pricing program adjustments


                        CHANGE IN PRICING NOMENCLATURE
                        ------------------------------

---------------------------------------------------------------------------------------------------------------
                                                   One
                                                   Time
   Time Parameters       Discount Structure       Charge          Current                Proposed
---------------------------------------------------------------------------------------------------------------
Up To Exp Date                 [***]               [***]           [***]                  [***]

Exp +1 to 90 days              [***]               [***]           [***]                  [***]

91 days +                      [***]               [***]           [***]                  [***]
---------------------------------------------------------------------------------------------------------------

[***]

Effective January 27, 1998


Submitted                                    Approved

Date: 1/28/98                                  Date: 1-28-98
     ------------------------------------           --------------------------

/s/ Michael Silton, President                  /s/
-----------------------------------------      ------------------------------
UniDirect Corporation Authorized Signature     FTP Software Authorized Signature

__________
[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities & Exchange Commission.

                    [LETTERHEAD OF UNIDIRECT APPEARS HERE]


                                                                January 27, 1998


FTP Software Services Guidelines


1.) Any "special pricing" requests must be sent through Ian Milne via email or fax and sent to and approved by Robin Mercer. Any order that is processed without written approval will be invoiced at list price less FTPSS standard discount.

2.) All daily transactions where maintenance or additional seats to an existing site are sold must contain the site license number. This must be reported nightly through the daily transactions report.

3.) Add-on licenses may only be sold in conjunction with the maintenance renewal sales motion. Due to the nature of our renewal process, potential renewal opportunities will be contacted up to 60 days prior to the expiration and the renewal process often extends out 30 days after the expiration date when the customer does not renew in a timely fashion.

4.) FTP Software Services will sell product (add-on licenses) during this 90-day window (60 days prior to expiration and 30 days after) and will reference the maintenance renewal related to the sale in an email to Ian Milne and Anne Formalerie.

     All potential product opportunities identified by FTPSS that do not meet the above criteria will be sent out to the channel partners as leads.


Effective January 1, 1998

Submitted                                   Approved

Date: 1/28/98                                 Date: 1/28/98
     ------------------------------------          ----------------------------

/s/ Michael Silton, President                 /s/
-----------------------------------------     ---------------------------------
UniDirect Corporation Authorized Signature    FTP Software Authorized Signature

              [LETTERHEAD OF FTP SOFTWARE SERVICES APPEARS HERE]


     26 May, 1998




     Mr. Dennis Leibl
     FTP Software
     2 High Street
     North Andover, Ma 01845



     Dear Dennis,

     Thank you for taking the time to speak with Michael Silton and me on Friday. I am sending this letter to follow up on our discussion. In that discussion, you agreed to move UniDirect to the [***] margin structure laid out in the contract (more detail below) in recognition of the revenue run rate established by UniDirect over the last few quarters. We agreed that the effective date for the new margin levels was to be June 1, 1998.

     Per the contract, (section 4(c)), going forward, the discount for the sales of Subscription and Support Services will be [***]. The discount for all Sales of Subscription and Support Services which exceed [***] in a given month will be [***]. This discount structure shall be in effect June 1, 1998.

     Please acknowledge your agreement by signing below


     Sincerely,

     /s/ Chris A.J. Sterbenc

      Chris A.J. Sterbenc
      Vice President of Sales



              Acknowledged:  /s/ Dennis Leibl            5/26/98
                           ----------------------        -------
                                 Dennis Leibl             Date

__________
[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities & Exchange Commission.

August 11, 1998


Rainmaker Systems Inc.
1800 Green Hills Rd.
Scotts Valley, CA 95066

Re: Amendment No. 3

Attention:  Michael Silton

Dear Mr. Silton:

Please find following Amendment No. 3 to the agreement between FTP Software Inc. and UniDirect Corp., regarding the Internet Technology Group Business Unit.

Due to the sale of the Internet Technology Group product line by FTP Software Inc. to Network Designers Ltd., as of August 1, 1998 FTP Software Services will no longer sell the Internet Technology product line.



Sincerely,

/s/ Ian Milne

Ian Milne
Sales Manager
FTP Software Services

                   Amendment No. 3 to UniDirect Corporation
              Outsourcing Services Agreement dated July 21, 1997



     THIS AMENDMENT No. 3 entered into as of____, 1998 ("Amendment") to the Outsourcing Services Agreement by and between FTP Software, Inc., a Massachusetts corporation, with a principal place of business at 2 High Street, North Andover, Massachusetts 01845 U.S.A. ("FTP"), and UniDirect Corporation, a California corporation, with its principal place of business at 1800 Greenhills Road, Suite 201, Scotts Valley, CA 95066 ("UniDirect").

     WHEREAS, the parties desire to amend the Outsourcing Services Agreement entered as of July 21, 1997 by and between FTP and UniDirect, as amended by Amendment Number One dated September 12, 1998, IP Technology Business Unit Addendum dated October 1, 1997 and Amendment Number Two dated January 21, 1998 (the "Agreement") to delete FTP IP Technology Group Business Unit products as set forth in IP Technology Business Unit Addendum dated October l, 1997;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and intending to be legally bound, the parties hereby agree as follows:

1. Reference: IP Technology Group Business Unit Addendum dated October 1, 1997

     a. Delete all terms and conditions of the Addenddum in its entirety.
        ----------------------------------------------------------------

2. All other terms and conditions of the Agreement remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment Number Three to be duly executed as of the day and year set forth above.


UNIDIRECT CORPORATION                   FTP SOFTWARE, INC.

By: Michael Silton                      By:________________________
    --------------

Name. Michael Silton                    Name:______________________
      --------------
Title: President                        Title:_____________________
       ---------